UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310 - 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 6.875% share of Series A Cumulative Perpetual Preferred Stock	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of stockholders (the “Annual Meeting”) of B. Riley Financial, Inc. (the “Company”) was held on May 24, 2022. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting.

1.	Election of Directors:

Nominee for Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
(01) Bryant R. Riley	19,636,423	284,465	18,224	4,113,693
(02) Thomas J. Kelleher	19,729,467	186,904	22,743	4,113,691
(03) Robert L. Antin	19,406,108	474,080	58,927	4,113,690
(04) Tammy Brandt	19,724,712	154,880	59,522	4,113,691
(05) Robert D’Agostino	19,633,793	246,994	58,326	4,113,692
(06) Renee E. LaBran	19,654,254	217,000	67,862	4,113,689
(07) Randall E. Paulson	17,407,914	2,475,895	55,304	4,113,692
(08) Michael J. Sheldon	19,636,978	244,783	57,353	4,113,691
(09) Mimi K. Walters	16,823,079	3,060,155	55,879	4,113,692
(10) Mikel H. Williams	17,040,967	2,838,396	59,751	4,113,691

2.	Ratification of the selection of Marcum LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Abstentions
23,883,812	63,759	105,234

3.	Vote to approve, on an advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Abstentions
18,191,352	1,674,168	73,592

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 2022	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
	Name:	Phillip J. Ahn
	Title:	Chief Financial Officer and
Chief Operating Officer

2